CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Anmore, Inc. for the Quarter Ending June 30, 2004, I, Giorgio Saumat, Principal Executive Officer and Principal Financial Officer of Anmore, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such quarterly report of Form 10-QSB for the period ending June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2004, fairly represents in all material respects, the financial condition and results of operations of ANMORE, INC.


Dated:    August 19, 2004

ANMORE, INC.


By:  /s/ Giorgio Saumat
-----------------------------------------
Principal Executive Officer
Principal Financial Officer